Rule 497(e)
                      File Nos. 033 63493 and 811-07367


                 BERGER IPT -- 100 FUND

            SUPPLEMENT DATED JANUARY 3, 2000
                           TO
              PROSPECTUS DATED MAY 1, 1999
  AS SUPPLEMENTED MAY 10, 1999 AND SEPTEMBER 30, 1999


     Berger LLC Vice President Tino R. Sellitto has been appointed sole investment manager of the Berger IPT --
100 Fund. Previously, Mr. Sellitto co-managed the Fund with John B. Jares, but has now assumed sole management of the Fund including the portion previously managed by Mr. Jares. The Investment Manager table on page 18 of the Prospectus is amended accordingly.